UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30,2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Knowledge Leaders Developed World ETF

(KLDW)

ANNUAL REPORT

APRIL 30, 2023

Knowledge Leaders Developed World ETF

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	32

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at http://www.knowledgeleadersfunds.com/kldw/. Please read the prospectus carefully before you invest.

Dear Shareholders,

We’re pleased to present the eighth annual shareholder report for the Knowledge Leaders Developed World ETF (the Fund) as of April 30, 2023. For the one-year period, the fund is up 3.71% and 4.81% (NAV and market price, respectively.) In addition, we’re delighted to report our strategy has continued to deliver consistent positive performance over the full market cycle. Since inception (7/7/15), the Fund is up 6.98% and 7.00% (NAV and market price respectively, annualized), during which time we also have been able to avoid capital gains distributions.

The ETF (ticker: KLDW) seeks long-term capital appreciation by investing in equities of highly innovative companies in the developed world, or Knowledge Leaders, those companies that possess deep reservoirs of capital as a result of their history of investing in knowledge-intensive activities like R&D, brand development and employee education. We believe KLDW is uniquely positioned as a diversified innovation fund. Its holdings span ten of 11 economic sectors across 19 countries, seeking to take advantage of our research indicating that leadership in corporate innovation is much more than just a United States phenomenon. Our methodology uncovers highly innovative firms in every economic sector and nearly every developed market country. Furthermore, our process identifies significant differences in fundamental performance between highly innovative companies and all others, suggesting a greater opportunity to profit from innovation by broadening one’s lens. What sets our process apart is our work identifying profitable innovators, so companies that lack profits or even marketable products fail to meet our fundamental thresholds.

In the portfolio, we seek roughly equal-weighted exposure to the world’s most highly innovative companies so that, to the extent possible, we maximize our exposure to innovation as opposed to market capitalization effects evident in most equity benchmarks. As such, the geographic and sector weighting is a function of the global distribution of highly innovative firms. For the fiscal year compared to the benchmark Morningstar Developed Markets Large-Mid Cap Index, the Asia Pacific region remains the fund’s largest region overweight while the United States remains the fund’s largest country underweight. From a sector standpoint, industrials is the fund’s largest overweight and financials, energy and real estate are the largest underweights.

Over the last 12 months, geopolitical and domestic monetary events shaped the performance of our globally allocated equity portfolio. By the second half of the 2022, inflation had peaked, oil prices had cooled, as the precious and industrial metals, labor, transportation, used cars and the core personal consumption expenditures (PCE) price index appeared to have rolled over, creating a fundamental economic backdrop of slowing inflation for the back half of the year. Under these conditions, as innovative companies appeared to have made lows, the Fund benefitted from these trends. In addition, while North American equities had outperformed for the longest period in the history of the data, we identified several interesting new opportunities globally. For example, European consumer companies tend to generate better profitability than those in North America, and Asian materials companies similarly tend to generate greater profitability than North American companies. International equities in aggregate—combined developed Europe and Asia—generate as much revenue overall as North American companies with a $1 trillion less in net debt. Then early in 2023, a new credit crunch came into view as the US banking system experienced a mini-crisis kicked off by the collapse of Silicon Valley Bank. In our opinion, this brought to the fore three observations: 1) money has been slowly leaking out of the banking system in the pursuit of higher yielding money market funds or ETFs; 2) banks, in aggregate, have unrealized losses on their securities portfolios that represent, in some cases, a meaningful portion of equity capital; and 3) bank lending standards have been rising for a few quarters, and are likely still increasing. Last quarter, aggregate bank deposits were down with small banks bearing the brunt of the decline, and this began to impact lending, leading to the credit crunch.

In this backdrop, the long-term potential of Knowledge Leaders remains strong given the persistent tendency for investors to discount the earning potential of highly innovative firms. That is why we believe Knowledge Leaders have the potential to produce excess returns in virtually every type of market environment. The current climate of inflation, market swings, and global conflict and uncertainty poses challenges to all businesses, but Knowledge Leaders seek to be equipped to thrive even in tough business environments.

Thank you for your continued support.

Sincerely,

Steven Vannelli, CFA, Portfolio Manager

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

As of 3/31/23, annualized total returns for KLDW for 1-year, 5-year and since inception were, respectively: -4.65%, 4.23% and 7.01% at Net Asset Value; and were -4.06%, 4.02% and 7.03% at Market price. The Morningstar Developed Markets Large-Mid Cap Index 1-year, 5-year and since inception annualized total returns as of 3/31/23 were -7.22%, 7.65%, and 8.15%. The fund’s total expense ratio is 0.75%; and its inception date is 7/7/15. Returns shown for less than one year are cumulative. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on the New York Stock Exchange. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. To obtain performance information current to the most recent month-end please visit our website at www.knowledgeleadersfunds.com/kldw/.

Investing involves risk, including possible loss of principal. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies, the values of which may be affected by changes in the currency rates or exchange control regulations. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. The Fund is non-diversified which means it may be invested in a limited number of issuers and susceptible to any economic, political and regulatory events than a more diversified fund. Diversification may not protect against market risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

Investors should consider their individual tax situation and circumstances. Please discuss your tax situation with a tax professional before making any investment decision. The fund is not managed for tax efficiency and is an actively managed exchange-traded fund. There can be no assurance that an active trading market for shares of an ETF will develop or be maintained.

The views in this letter were as of 4/30/2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Knowledge Leaders Developed World ETF is distributed by IMST Distributors, LLC.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market index representing 97% of Developed Markets equity market capitalization. Indexes are unmanaged, and it is not possible to invest directly in an index.

Allocations and weights are subject to change.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

Knowledge Leaders Developed World ETF

FUND PERFORMANCE at April 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Morningstar Developed Markets Large-Mid Cap Index. Results include the reinvestment of all dividends and capital gains.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and is not available for investment.

Average Annual Total Returns as of April 30, 2023	1 Year	5 Years	Since Inception July 7, 2015
Knowledge Leaders Developed World ETF (Net Asset Value)	3.71%	4.13%	6.98%
Knowledge Leaders Developed World ETF (Market Price)	4.81%	4.12%	7.00%
Morningstar Developed Markets Large-Mid Cap Index	2.91%	7.80%	8.31%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gain distributions. Index returns assume reinvestment of dividends and, unlike the Fund’s returns do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment. Current performance may be lower or higher than the performance information quoted. For the Fund’s most recent month end performance, please visit http://www.knowledgeleadersfunds.com/kldw/.

Knowledge Leaders Developed World ETF

FUND PERFORMANCE at April 30, 2023 (Unaudited) - Continued

The Fund’s shares are listed on an exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.75% which was stated in the current prospectus dated September 1, 2022. For the Fund’s current one year expense ratio, please refer to the Financial Highlights section of this report.

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS

As of April 30, 2023

Number of Shares		Value
	COMMON STOCKS — 93.3%
	AUSTRALIA — 3.1%
78,311	ALS, Ltd.	$678,466
599,348	Alumina Ltd.	602,040
38,365	IDP Education, Ltd.	713,955
72,002	TechnologyOne Ltd.	718,496
67,212	Treasury Wine Estates, Ltd.	618,730
13,840	WiseTech Global, Ltd.	627,061
		3,958,748
	AUSTRIA — 0.9%
32,371	Voestalpine AG	1,121,445

	CANADA — 2.7%
6,198	Colliers International Group, Inc.	660,087
11,498	Descartes Systems Group, Inc.*	910,142
25,256	Northland Power, Inc.	619,343
16,560	Open Text Corp.	627,458
20,492	Suncor Energy, Inc.	641,809
		3,458,839
	DENMARK — 0.9%
11,997	Pandora A/S	1,109,198

	FRANCE — 2.6%
4,058	Air Liquide S.A.	731,052
17,670	Dassault Systemes S.E.	715,347
3,462	EssilorLuxottica S.A.	685,675
4,962	Pernod Ricard S.A.	1,147,103
		3,279,177
	GERMANY — 3.5%
32,767	Fresenius SE & Co. KGaA	948,502
25,089	HeidelbergCement AG	1,898,992
4,589	Merck KGaA	823,520
19,072	Zalando SE [1]	782,633
		4,453,647
	HONG KONG — 0.6%
17,168	Jardine Matheson Holdings Ltd.	827,497

	IRELAND — 0.6%
11,192	Kingspan Group PLC	774,719

	ISRAEL — 1.1%
52,083	ICL Group Ltd.	318,675
2,178	Israel Corp. Ltd.	628,883

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	ISRAEL (Continued)
1,621	SolarEdge Technologies, Inc.*	$463,006
		1,410,564
	ITALY — 1.8%
21,249	Interpump Group S.p.A.	1,184,205
14,952	Moncler S.p.A.	1,108,611
		2,292,816
	JAPAN — 32.8%
35,700	Asics Corp.	989,737
42,300	Astellas Pharma, Inc.	636,216
30,000	Bandai Namco Holdings, Inc.	678,148
16,800	BayCurrent Consulting, Inc.	580,502
29,500	Capcom Co., Ltd.	1,107,076
66,200	Casio Computer Co., Ltd.	626,193
177,600	Daicel Corp.	1,392,992
18,300	Denso Corp.	1,095,460
29,900	Ebara Corp.	1,297,756
11,000	Eisai Co., Ltd.	632,784
25,000	Ezaki Glico Co., Ltd.	641,685
6,500	Fujitsu Ltd.	862,116
14,600	Hamamatsu Photonics KK	769,860
23,000	Hisamitsu Pharmaceutical Co., Inc.	633,423
27,784	Hoshizaki Corp.	975,343
19,800	Ito En Ltd.	611,457
83,500	J Front Retailing Co., Ltd.	874,461
27,900	JSR Corp.	643,381
26,800	Kagome Co., Ltd.	649,506
11,100	Konami Holdings Corp.	545,360
5,270	Kose Corp.	611,895
8,700	Kotobuki Spirits Co., Ltd.	638,931
3,900	Lasertec Corp.	527,008
59,000	Lion Corp.	642,147
21,900	Mabuchi Motor Co., Ltd.	615,191
13,200	Matsumotokiyoshi Holdings Co., Ltd.	704,763
315,400	Mitsubishi Chemical Holdings Corp.	1,840,306
59,400	Mitsui Chemicals, Inc.	1,489,744
42,050	Miura Co., Ltd.	1,114,828
24,000	Nexon Co., Ltd.	541,108
37,732	Nifco, Inc.	1,076,553
38,800	Nihon Kohden Corp.	1,071,406
14,100	Nippon Shinyaku Co., Ltd.	642,015
72,900	Nippon Television Holdings, Inc.	653,699
18,400	Omron Corp.	1,073,204

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
36,200	Rakus Co., Ltd.	$546,596
38,700	Resorttrust, Inc.	636,355
29,200	Rohto Pharmaceutical Co., Ltd.	603,236
60,000	Sanwa Holdings Corp.	653,031
14,600	SCREEN Holdings Co., Ltd. - ADR	1,179,451
45,100	Sega Sammy Holdings, Inc.	839,963
32,500	Shimadzu Corp.	1,009,621
3,700	Shimano, Inc.	571,175
26,600	Sumitomo Heavy Industries Ltd.	638,798
20,100	Taiyo Yuden Co., Ltd.	611,126
58,200	Teijin Ltd.	646,690
21,600	Terumo Corp.	643,408
34,500	Toho Gas Co., Ltd.	644,064
15,700	Ulvac, Inc.	618,015
11,800	Visional, Inc.*	615,283
44,700	Yamaha Motor Co., Ltd.	1,148,974
60,200	Zeon Corp.	616,302
		41,708,342
	NETHERLANDS — 0.8%
45,403	Koninklijke Philips N.V.	956,684

	SPAIN — 0.9%
31,981	Industria de Diseno Textil S.A.	1,100,167

	SWEDEN — 6.4%
36,070	AddTech AB - B Shares	720,890
80,711	Atlas Copco AB - Class A	1,165,351
26,982	Epiroc AB - Class A	539,259
40,047	Essity AB	1,213,055
23,743	Getinge AB - B Shares	601,604
45,890	Investment AB Latour - B Shares	990,971
52,092	Sandvik AB	1,058,879
4,914	Spotify Technology S.A.*	656,510
58,593	VOLVO AB - Class B	1,204,163
		8,150,682
	SWITZERLAND — 2.2%
11,002	Logitech International SA	649,205
980	Lonza Group AG	609,768
12,133	Nestle S.A. - ADR	1,556,179
		2,815,152
	UNITED KINGDOM — 4.5%
4,236	AstraZeneca PLC	625,384

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
17,316	British American Tobacco PLC - ADR	$641,558
30,647	Burberry Group PLC	998,059
47,651	Entain PLC	864,848
17,128	GSK PLC - ADR	617,122
72,460	Haleon PLC - ADR	642,720
7,982	Reckitt Benckiser Group PLC*	645,095
4,476	Spirax-Sarco Engineering PLC	623,910
		5,658,696
	UNITED STATES — 27.9%
5,637	Activision Blizzard, Inc.	438,051
7,099	Agilent Technologies, Inc.	961,418
19,985	Amphenol Corp. - Class A	1,508,268
3,955	Analog Devices, Inc.	711,425
3,218	Autodesk, Inc.*	626,834
2,794	Axon Enterprise, Inc.*	588,724
7,066	Church & Dwight Co., Inc.	686,250
1,840	Cintas Corp.	838,617
21,908	Cisco Systems, Inc.	1,035,153
9,702	Corteva, Inc.	592,986
3,746	Danaher Corp.	887,465
9,094	Datadog, Inc.*	612,754
3,046	Dollar Tree, Inc.*	468,201
4,099	Eaton Corp. PLC	685,025
14,472	eBay, Inc.	671,935
1,670	Eli Lilly & Co.	661,086
13,221	Emerson Electric Co.	1,100,780
6,636	Expedia Group, Inc.*	623,519
15,847	Fastenal Co.	853,202
9,508	Fortive Corp.	599,860
7,072	Genuine Parts Co.	1,190,288
13,316	Gilead Sciences, Inc.	1,094,708
42,284	Hewlett Packard Enterprise Co.	605,507
8,570	Incyte Corp.*	637,694
2,334	Intuit, Inc.	1,036,179
3,892	Johnson & Johnson	637,120
3,108	L3Harris Technologies, Inc.	606,526
2,734	Laboratory Corp. of America Holdings	619,825
1,699	Lam Research Corp.	890,412
1,347	Monolithic Power Systems, Inc.	622,274
5,034	NIKE, Inc. - Class B	637,908
2,912	Nordson Corp.	629,895
8,385	ON Semiconductor Corp.*	603,385

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
2,550	Parker-Hannifin Corp.	$828,444
22,416	Pinterest, Inc.*	515,568
5,261	PPG Industries, Inc.	737,908
4,099	Qualcomm, Inc.	478,763
16,158	Rollins, Inc.	682,676
2,043	Roper Technologies, Inc.	929,116
2,618	Stryker Corp.	784,484
4,038	Synopsys, Inc.*	1,499,390
9,180	Textron, Inc.	614,509
1,699	Thermo Fisher Scientific, Inc.	942,775
9,992	TransUnion	687,550
64,352	Viatris, Inc.	600,404
3,294	Workday, Inc. - Class A*	613,145
6,144	Zscaler, Inc.*	553,574
		35,431,580
	TOTAL COMMON STOCKS
	(Cost $93,960,610)	118,507,953
	WARRANTS — 0.0%
	SWITZERLAND — 0.0%

26,568	Cie Financiere Richemont S.A., Expiration Date: November 22, 2023*	34,327
	TOTAL WARRANTS
	(Cost $0)	34,327

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2023

Value
TOTAL INVESTMENTS — 93.3%
(Cost $93,960,610)	$118,542,280
Other Assets in Excess of Liabilities — 6.7%	8,568,998
TOTAL NET ASSETS — 100.0%	$127,111,278

ADR –	American Depository Receipt

PLC –	Public Limited Company

*	Non-income producing security.

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $782,633, which represents 0.62% of total net assets of the Fund.

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

SUMMARY OF INVESTMENTS

As of April 30, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	18.1%
Information Technology	18.0%
Industrials	17.3%
Health Care	14.1%
Materials	10.4%
Consumer Staples	7.2%
Communication Services	4.5%
Energy	1.4%
Financials	0.8%
Real Estate	0.5%
Utilities	0.5%
Telecommunication Services	0.5%
Total Common Stocks	93.3%
Warrants
Consumer Discretionary	0.0%
Total Warrants	0.0%
Total Investments	93.3%
Other Assets in Excess of Liabilities	6.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2023

Assets:
Investments, at value (Cost $93,960,610)	118,542,280
Foreign currency, at value (Cost $1,196,688)	1,198,331
Cash	7,098,094
Receivables:
Investment securities sold	1,388,000
Reclaims receivable	387,260
Dividends and interest	474,426
Total assets	129,088,391

Liabilities:
Payables:
Investment securities purchased	1,898,193
Advisory fees	78,920
Total liabilities	1,977,113
Net Assets	$127,111,278

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$128,698,651
Total distributable earnings (accumulated deficit)	(1,587,373)
Net Assets	$127,111,278

Shares of beneficial interest issued and outstanding	3,200,001
Net asset value per share	$39.72

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2023

Investment Income:
Dividend (net of foreign withholding taxes of $253,556)	$2,511,969
Total investment income	2,511,969

Expenses:
Advisory fees	987,783
Interest expense	4,597
Total expenses	992,380
Net investment income (loss)	1,519,589

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on investments	(19,030,893)
Net realized gain (loss) on investments in-kind	7,845,175
Net realized gain (loss) on foreign currency transactions	8,202
Net change in unrealized appreciation/(depreciation) on investments	12,813,772
Net change in unrealized appreciation/(depreciation) on foreign currency translation	22,039
Net realized and unrealized gain (loss)	1,658,295

Net Increase (Decrease) in Net Assets from Operations	$3,177,884

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,519,589	$1,862,447
Net realized gain (loss) on investments, investments in-kind and foreign currency transactions	(11,177,516)	14,150,307
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	12,835,811	(39,957,744)
Net increase (decrease) in net assets resulting from operations	3,177,884	(23,944,990)

Distributions to Shareholders:	(2,229,007)	(978,810)

Capital Transactions:
Net proceeds from shares sold	1,861,275	39,726,265
Cost of shares redeemed	(33,601,565)	(40,558,710)
Net increase (decrease) in net assets from capital share transactions	(31,740,290)	(832,445)

Total increase (decrease) in net assets	(30,791,413)	(25,756,245)

Net Assets:
Beginning of period	157,902,691	183,658,936
End of period	$127,111,278	$157,902,691

Capital Share Transactions:
Shares sold	50,000	850,000
Shares redeemed	(900,000)	(900,000)
Net increase (decrease) in capital share transactions	(850,000)	(50,000)

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.99	$44.79	$31.87	$33.75	$34.06
Income from Investment Operations:
Net investment income (loss)[1]	0.43	0.45	0.28	0.31	0.39
Net realized and unrealized gain (loss) on investments	0.96	(6.02)	12.90	(1.83)	(0.41)
Total from investment operations	1.39	(5.57)	13.18	(1.52)	(0.02)

Less Distributions:
From net investment income	(0.66)	(0.23)	(0.26)	(0.36)	(0.29)
Total distributions	(0.66)	(0.23)	(0.26)	(0.36)	(0.29)

Net asset value, end of period	$39.72	$38.99	$44.79	$31.87	$33.75

Total return[2]	3.71%	(12.52)%	41.40%	(4.64)%	0.09%
Total return at market price[3]	4.81%	(13.28)%	42.40%	(5.35)%	(0.08)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$127,111	$157,903	$183,659	$130,671	$131,628

Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	1.15%	0.98%	0.70%	0.92%	1.19%

Portfolio turnover rate[4]	96%	23%	31%	19%	18%

[1]	Based on average shares outstanding during the period.

[2]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

[3]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on The NASDAQ Stock Market LLC. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on The NASDAQ Stock Market LLC.

[4]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS

April 30, 2023

Note 1 – Organization

Knowledge Leaders Developed World ETF (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund is an actively managed exchange-traded fund (“ETF”).

The Fund commenced investment operations on May 25, 2020 following the tax-free reorganization of the Knowledge Leaders Developed World ETF (the “Predecessor Fund”), a series of Exchange Listed Funds Trust, into the Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of Exchange Listed Funds Trust on February 25, 2020, the Trust’s Board of Trustees on March 12, 2020, and by shareholders of the Predecessor Fund on May 18, 2020. The tax-free reorganization was accomplished as of the close of business on May 22, 2020. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted below:

Shares Issued	Net Assets
4,100,001	$133,822,264

The net unrealized appreciation of investments transferred was $4,234,983 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing NAV of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, security valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Advisor may retain all or a portion of the transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $1,800, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Fund is $3,500, regardless of the number of Creation Units created in the transaction.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2020-2022 and as of and year ended April 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Brown Brothers Harriman & Co. serves as the Fund’s fund accountant, transfer agent and custodian. UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Fund’s co-administrators.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.

Note 4 – Federal Income Taxes

At April 30, 2023, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$94,068,229

Gross unrealized appreciation	$25,966,788
Gross unrealized depreciation	(1,492,737)
Net unrealized appreciation (depreciation) on investments	$24,474,051

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2023, permanent differences in book and tax accounting have been reclassified to capital and total distributable earnings (deficit) as follows:

Increase (Decrease)
Capital	Total Distributable Earnings (Deficit)
$7,744,338	$(7,744,338)

As of April 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$754,590
Undistributed long-term capital gains	-
Tax accumulated earnings	754,590

Accumulated capital and other losses	(26,775,821)

Net unrealized appreciation on investments	24,474,051
Net unrealized depreciation on foreign currency translations	(40,193)

Total distributable earnings (accumulated deficit)	$(1,587,373)

As of the tax year ended April 30, 2023, the Fund had non-expiring accumulated capital loss carryforwards:

Short-term	$(11,810,641)
Long-term	(14,965,180)
Total	$(26,775,821)

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$2,229,007	$978,810
Net long-term capital gains	-	-
Total distributions paid	$2,229,007	$978,810

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

Note 5 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Knowledge Leaders Developed World ETF	$125,244,760	$131,464,491

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended April 30, 2023 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Knowledge Leaders Developed World ETF	$1,772,835	$32,785,339	$7,845,715

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Fund to make payments under the Distribution and Service Plan.  Currently, no payment is being made by the Fund.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3***	Total
Investments *
Common Stock	$117,560,395	$947,558	$-	$118,507,953
Warrants	34,327	-	-	34,327
Total Investments	$117,594,722	$947,558	$-	$118,542,280

*	For a detailed break-out of by country classification, please refer to the Schedule of Investments.

**	ICL Group Ltd. and Israel Corp. Ltd. are categorized as Level 2 securities under the country classification of Israel as detailed on the Schedule of Investments.

***	The Fund did not hold any Level 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2023

Note 10 – New Accounting Pronouncement

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Knowledge Leaders Developed World ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Knowledge Leaders Developed World ETF (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 29, 2023

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended April 30, 2023, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the year ended April 30, 2023, 27.21% of the dividends to paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 428-3525. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	2	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	Investment Managers Series Trust II

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 49 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the KL Allocation Fund which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 14-16, 2023, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the Knowledge Leaders Developed World ETF series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Morningstar Developed Markets Large-Mid Cap Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Global Large-Stock Blend fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2022; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was below the Morningstar Developed Markets Large-Mid Cap Index return and the Peer Group and Fund Universe median returns by 2.27%, 2.41%, and 2.43%, respectively. The Fund’s annualized total return for the three-year period was below the Morningstar Index return by 2.32%, the Peer Group median return by 2.85%, and the Fund Universe median return by 3.41%. For the one-year period, the Fund’s total return was below the Morningstar Index return and the Peer Group and Fund Universe median returns by 4.55%, 5.08%, and 5.80%, respectively. The Trustees considered the Investment Advisor’s assertion that the Fund’s underperformance relative to the Morningstar Index could be attributed to the Fund’s significant overweight position in foreign equities and its underweight position in U.S. equities, which generally outperformed foreign equities during the periods. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group for the one-, three-, and five-year periods.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor as the investment advisor for another series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.05% and 0.10%, respectively. The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is the same as or higher than the fees the Investment Advisor typically charges to manage wrap-fee and managed-account programs using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s wrap-fee and managed-account programs, and that the Investment Advisor provides more services to the Fund than it does to the wrap-fee and managed-account programs. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee paid by the other series of the Trust managed by the Investment Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2022. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Board also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s personnel and compliance and operational infrastructure.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 15-16, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Knowledge Leaders Developed World ETF, a series of the Trust (the “Fund”), pursuant to the Liquidity Rule. The Board has appointed Knowledge Leaders Capital, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund’s classification as an In-Kind ETF and the requirements to maintain this classification;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s in-kind redemption process;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests; and

●	The Fund’s compliance with the 15% limit of illiquid investments.

The Report stated that the Fund is classified as an In-Kind ETF and therefore the Fund is not required to establish an HLIM. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as an In-Kind ETF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests, if any, through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Knowledge Leaders Developed World ETF

EXPENSE EXAMPLE

For the Six Months Ended April 30, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 to April 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	11/1/22	4/30/23	11/1/22-4/30/23
Actual Performance	$1,000.00	$1,173.40	$4.08
Hypothetical (5% annual return before expenses)	1,000.00	1,021.04	3.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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FUND INFORMATION

	TICKER	CUSIP
Knowledge Leaders Developed World ETF	KLDW	461 43U 849

Privacy Principles of the Knowledge Leaders Developed World ETF for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Knowledge Leaders Developed World ETF for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 428-3525 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (844) 428-3525 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 428-3525.

Knowledge Leaders Developed World ETF

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 428-3525

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (844-428-3525).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2023	FYE 04/30/22
Audit Fees	$16,650	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2023	FYE 04/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2023	FYE 04/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	07/07/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	07/07/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	07/07/2023